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                                                                    EXHIBIT 23.1

                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


      We consent to the use of our report dated January 22, 1999 with respect to the financial statements of Ribi ImmunoChem Research, Inc. included in the Form 8-K of Corixa Corporation dated October 21, 1999.



KPMG LLP

Billings, Montana
October 21, 1999